Supplement No. 2 dated October 28, 1999
--------------------------------------------------------------------------------


to   Prospectus dated February 1, 1999

for  State Street Research Emerging Growth Fund
     A series of State Street Research Capital Trust

     Investment Management

     Under the above caption on page 8 of the Prospectus, the third paragraph is revised in its entirety to read as follows:

     James M. Weiss and Tucker Walsh have been responsible for the fund's day-to-day portfolio management since October 1999. Mr. Weiss is an executive vice president, deputy department head of equities, chief investment officer of equities and a member of the management committee. He joined the firm in 1995 and has worked as an investment professional since 1972. Previously, Mr. Weiss served as president of IDS Equity Advisors. Tucker Walsh is a vice president who joined the firm in 1997. Previously he served as an equity analyst at Chilton Investment Partners, Merrill Lynch and Cowen Asset Management. He has eight years of investment experience.





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